                                                                     Exhibit 4.8

                               FIRST AMENDMENT TO
                         THE FIFTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This First Amendment (the "Amendment"), dated as of March 14, 2001, is among NATIONSRENT, INC., a Delaware corporation (the "Parent"), and its Subsidiaries (collectively with the Parent, the "Borrowers"), the lending institutions listed on the signature pages hereto (collectively, the "Lenders"), FLEET NATIONAL BANK, as administrative agent for the Lenders (the "Administrative Agent"), BANKERS TRUST COMPANY, as syndication agent for the Lenders (the "Syndication Agent"), and THE BANK OF NOVA SCOTIA, as documentation agent for the Lenders (the "Documentation Agent"). Capitalized terms used herein unless otherwise defined herein shall have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 2, 2000 (as amended, restated, modified, or supplemented and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Lenders agree, and the Lenders have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement and Security Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS TO SS.1.1. Section 1.1 of the Credit Agreement is hereby amended by:

                  (a) deleting the following definitions and respectively replacing such definitions in their entirety with the following new definitions:

                           "CAPITAL EXPENDITURES. Amounts paid or accrued or
                  Indebtedness incurred, without duplication, by the Borrowers in connection with (i) the purchase or lease of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP or (ii) the lease of any assets by any Borrower as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease or (iii) Operating Lease Obligations; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Capital Expenditures excludes any such amounts paid with the proceeds of insurance.

                           CONSOLIDATED EARNINGS BEFORE INTEREST AND TAXES OR
                  EBIT. For any period, the Consolidated Net Income (or Deficit) but without giving effect to any extraordinary gains (including any gains on Permitted Equipment Transfers) of the Borrowers and without giving effect to any non-cash gains or losses related to Financial Accounting Standard 133 and related pronouncements with respect to derivatives, PLUS without duplication and to the extent that each was deducted in determining Consolidated Net Income (or Deficit), (a) interest expense for such period (excluding that portion of the Special Charge relating to the write-off of deferred financing costs), (b) income taxes for such period, (c) that portion of Rental Expense related to Operating Leases which have been permanently recharacterized as Indebtedness in such period, (d) Rental Expense with respect to the Equipment Securitization Obligations, (e) EBIT of the businesses acquired by the Parent or any of its Restricted Subsidiaries (through asset purchases or otherwise) other than Unrestricted Subsidiaries (each an "Acquired Business") or the Restricted Subsidiaries acquired or formed during such period other than Unrestricted Subsidiaries (each a "New Subsidiary") PROVIDED THAT (i) the financial statements of such Acquired Businesses or New Subsidiaries have been audited for the most recent fiscal year ended of such Acquired Businesses or New Subsidiaries, or (ii) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements, and, in each case, a Compliance Certificate and other reasonably appropriate documentation, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the historical operating results and balance sheet of such Acquired Businesses or New Subsidiaries (which information to the knowledge of the CFO is correct in all material respects) are provided to the Administrative Agent, (f) PRO FORMA expense and cost reductions (i) calculated on a basis consistent with Regulation S-X promulgated under the Securities Act incurred in connection with any merger, consolidation or acquisition permitted under ss.8.4.1 as if such merger, consolidation or acquisition had been consummated on the first day of the applicable period, as determined in good faith by the CFO based on reasonable assumptions, and (ii) such other expenses and cost reductions approved by the Administrative Agent, (g) special charges and expenses previously disclosed to the Lenders (regardless of the line items on which such charges and expenses are reported in the Borrower's financial statements) taken or incurred in the fiscal quarters ending December 31, 2000 and March 31, 2001 not to exceed $99,442,000 in the aggregate (the "Special Charge") (including that portion of the Special Charge relating to the write-off of deferred financing costs), MINUS (h) net income (or deficit) attributable to Unrestricted Subsidiaries other than actual cash dividends received from Unrestricted Subsidiaries during such period on or prior to the date of determination of EBIT.

                           CONSOLIDATED TOTAL INTEREST EXPENSE. For any period,
                  the aggregate amount of interest expense calculated and reported in accordance with GAAP, whether paid or accrued, by the Borrowers during such period on all Indebtedness of the Borrowers outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease and including commitment fees, agency fees, facility fees, and balance deficiency fees, but excluding non-cash charges for amortized financing costs (such as closing fees, similar fees or expenses and that portion of the Special Charge relating to the write-off of
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                                      -3-


                  deferred financing costs) arising in connection with the establishment of financing arrangements including this Credit Agreement (or prior credit agreements) and other similar Funded Debt of the Borrowers permitted pursuant to ss.8.1.

                           EXCESS CASH FLOW. EBITDA MINUS, with respect to the
                  Borrowers (but not the Unrestricted Subsidiaries unless otherwise noted), without duplication, (a) (i) cash taxes,
                  (ii) permitted Investments under ss.8.3(j) and (k), (iii) to the extent included in the calculation of EBITDA, gains on asset sales (including Rental Equipment), (iv) Capital Expenditures of the Borrowers and the ES SPV (including the purchase of Rental Equipment, but excluding Rental Equipment acquired through acquisitions permitted by ss.8.4 hereof or acquired through a Permitted Equipment Transfer and excluding Capital Expenditures financed by Capitalized Leases), (v) voluntary prepayments under ss.2.11 to the extent the Total Commitment is permanently reduced by the amount of such prepayments pursuant to ss.2.2, (vi) mandatory prepayments of the Term Loan and permanent reductions of the Total Commitment by the amount of such prepayments or reductions pursuant to ss.4.4 (other than the prepayment to be made under ss.4.4.2(b)) and ss.4A (other than the payment to be made under ss.4A(f)), (vii) Consolidated Total Interest Expense,
                  (viii) Capitalized Lease payments (excluding the interest portion included in Consolidated Total Interest Expense), (ix) cash payments made with respect to acquisitions permitted under ss.8.4.1 or by consent of the Majority Lenders, (x) principal payments with respect to Indebtedness (excluding any payments under clause (viii) above), (xi) increases in working capital, and (xii) Rental Expense with respect to Permitted Equipment Securitizations; PLUS with respect to the Borrowers (but not the Unrestricted Subsidiaries unless otherwise noted), without duplication, (b) (i) decreases in working capital, (ii) asset sales proceeds (including proceeds from the sale of Rental Equipment other than sales related to an Equipment Securitization) less reasonable selling expenses unless such proceeds are committed within 90 days of the fiscal year end to be used to purchase Rental Equipment or are used to permanently pay down the Loans, (iii) losses on asset sales (including Rental Equipment) to the extent deducted in the calculation of EBITDA, and (iv) cash dividends received by the Borrowers from the ES SPV.

                           NET CASH PROCEEDS. With respect to (a) any
                  Subordinated Debt Offering, Permitted Equipment Securitization or Equity Offering, the excess of the gross cash proceeds received by a Borrower from such Subordinated Debt Offering, Permitted Equipment Securitization or Equity Offering after deduction of reasonable and customary transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with the Subordinated Debt Offering, Permitted Equipment Securitization or Equity Offering, and (b) any asset sales, the net cash proceeds received by a Borrower in respect thereof, less the sum of (i) all reasonable out-of-pocket fees, commissions and other reasonable and customary expenses actually incurred in connection with such asset sale, including the amount of income, franchise, sales and other applicable taxes required to be paid by such Borrower in connection with such asset sale, and
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                                      -4-


                  (ii) the aggregate amount of cash so received by such Borrower which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Borrower permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement with respect to such assets transferred (including in order to obtain terminations or releases of liens or other encumbrances on such assets) and which is required to be repaid in whole or in part in connection with such asset sale.

                           REDUCTION AMOUNT. The aggregate amount of Net Cash
                  Proceeds received by the Borrowers from Permitted Equipment Securitizations or from asset sales or financings by the ES SPV in excess of $100,000,000 PLUS the aggregate amount of any prior reductions under ss.4.4.2(c).

                           RENTAL EXPENSE. All rental payments and related
                  charges made or incurred by any of the Borrowers during any applicable fiscal period with respect to Operating Leases.

                           SECURITY DOCUMENTS. The Security Agreement, the
                  Pledge Agreements, the Mortgages, the Trademark Assignments, the Copyright Mortgages, and any other instruments and documents, including, without limitation, Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document or evidencing or perfecting the Administrative Agent's lien on the assets of the Borrowers for the benefit of the Lenders.

                           UNRESTRICTED SUBSIDIARIES.  The ES SPV."

                  (b) deleting clause (g) of the definition of "Permitted Equipment Securitization" in its entirety and replacing it with the following new clause (g):

                           "(g) the terms and conditions are otherwise
                  acceptable to the Majority Lenders (including, without limitation, a determination as to which assets may be sold or transferred as part of such Equipment Securitization)."

                  (c) adding the following text at the end of the definition of "Pricing Table":

                           "Notwithstanding the above Pricing Table, the pricing
                  during the period from the First Amendment Effective Date until receipt of the Compliance Certificate (which shall include a certification that the Borrowers are in compliance with the Credit Agreement as contemplated by ss.7.4(c)) for the fiscal quarter ended March 31, 2001 shall be Level 2 of the interim Pricing Table set forth below. Until such time as the Senior Debt Pricing Ratio is less than 3.50:1 and the Parent's senior secured debt is rated not less than "BB" if rated by Standard & Poor's Rating Group or "B 1" by Moody's Investor Service, Inc., the following interim Pricing Table shall apply:


----------- ------------- ----------------- ------------------ ---------------- ----------------- -----------------
            Senior Debt      Applicable        Applicable        Applicable     Applicable Euro-  Applicable Base
  Level       Pricing         Revolver        Revolver Base      Commitment       dollar Term     Rate Term Margin
               Ratio         Eurodollar        Rate Margin          Rate          Loan Margin       (per annum)
                               Margin          (per annum)       (per annum)      (per annum)
                            (per annum)
----------- ------------- ----------------- ------------------ ---------------- ----------------- -----------------
    1        Less than         4.00%              2.25%            0.750%            4.00%             2.25%
               4.00:1
----------- ------------- ----------------- ------------------ ---------------- ----------------- -----------------
    2         Greater          4.50%              2.50%            0.750%            4.50%             2.50%
              than or
              equal to
               4.00:1
----------- ------------- ----------------- ------------------ ---------------- ----------------- -----------------

         (d) deleting the definitions of "Due Diligence Summary" and "Majority Consent" in their entirety; and

         (e) adding the following new definitions in proper alphabetical order:

                  "AGENCY ACCOUNT AGREEMENT. The several agency account agreement(s) and notice(s) of security interest by and among the Borrowers, certain Lenders and the Administrative Agent, to be entered into on or after the First Amendment Effective Date pursuant to ss.7.22, and any other agency account agreement and/or notice of security interest from time to time entered into among any Borrower, the Administrative Agent and other financial institutions, in form and substance satisfactory to the Administrative Agent.

                  BANK ACCOUNTS.  See Section 6.24.

                  COPYRIGHT MORTGAGES. Any Copyright Mortgage and Security Agreement entered into after the First Amendment Effective Date, made by any of the Borrowers in favor of the Administrative Agent. Copyright Mortgages shall also include any Copyright Mortgage entered into pursuant to a Joinder Agreement.

                  CUMULATIVE EBITDA. For the period commencing March 31, 2001 and ending on December 31, 2001, the sum of EBITDA of the Borrowers for each fiscal quarter ending in such period.

                  DEMINIMIS ACCOUNTS.  See Section 6.24.

                  EQUITY OFFERING. The sale or issuance by any of the Borrowers of any of their capital stock or equity interests or any warrants, rights or options to acquire their capital stock or equity interests (including any debt securities that are convertible into, or exchangeable for, capital stock or equity interests); PROVIDED, HOWEVER, that notwithstanding the foregoing, Equity Offering will not include any Equity Offering: (i) resulting from the exercise of any options, conversion rights, subscription rights, or warrants, in each case issued prior to the First Amendment Effective Date, for the purchase or acquisition of any securities of Parent; or (ii) pursuant to an Employee Benefit Plan or employee stock option plan.

                  FIRST AMENDMENT ANCILLARY DOCUMENTS. The Mortgages and the applicable Phase I environmental site assessments therefor, the Trademark Assignments, Agency Account Agreements, the certificates of title to designated Titled Collateral, and such other documents, including without limitation, UCC-1 financing statements, as may reasonably be requested by the Administrative Agent.

                  FIRST AMENDMENT EFFECTIVE DATE.  March 14, 2001.

                  MORTGAGES. The several mortgages and/or deeds of trust from time to time granted by certain of the Borrowers to the Administrative Agent with respect to the fee interests of the Borrowers in the real estate at any time owned by any of the Borrowers (the "Real Estate").

                  OPERATING LEASE(s). Operating leases for Rental Equipment (including, but not limited to, Synthetic Leases and operating leases with respect to Equipment Securitization Obligations) and, without duplication, all other non-balance sheet lease or financing arrangements permitted under ss. 8.14; provided, HOWEVER, that, notwithstanding the foregoing, Operating Leases shall exclude "re-rent" obligations up to an aggregate amount not to exceed $12,000,000 at any one time under contracts or similar arrangements which can be terminated by the Borrowers upon thirty (30) days notice or less without a penalty or termination fee and are entered into in accordance with industry practice.

                  OPERATING LEASE OBLIGATIONS. An amount equal to the sum of the present value of all Rental Expense for the applicable period of determination; PROVIDED, HOWEVER, that Operating Lease Obligations will not include such amounts related to: (i) Operating Leases entered into on or prior to December 31, 2000 or the Operating Lease with New Holland Credit Company, LLC for Rental Equipment that was a Capital Expenditure in 2000; and (ii) any refinancing or replacement thereof; PROVIDED, THAT the amount of such refinancing or replacement Operating Lease Obligations shall not exceed the amount so refinanced or replaced and the terms of such refinancing or replacement Operating Lease Obligations are not more onerous in the aggregate to Borrowers than the terms so refinanced or replaced. The present value calculation of all Rental Expense will include as the discount rate the respective imputed rate of interest for each Operating Lease.

                  PRO RATA PAYMENT. Any payment which is to be applied pro rata to the Lenders shall be made pro rata according to the outstanding amount of the Term Loan as of such date and the amount of the Total Commitment as of such date (the portion of such amount owing to the Term Loan Lenders being hereinafter referred to as the "TERM PAYMENT AMOUNT", and the portion of such amount owing to the Revolving Credit Lenders being hereinafter referred to as the "REVOLVER PAYMENT AMOUNT").

                  RESTRICTED ACCOUNTS. See Section 6.24.

                  REVOLVER CAPS. See Section 2.1.

                  REVOLVER PAYMENT AMOUNT. See definition of "Pro Rata Payment".

                  SENIOR DEBT PRICING RATIO. See ss.9.2.

                  SENIOR EXECUTIVE OFFICER. The CFO or other senior executive officer of the Parent.

                  TERM PAYMENT AMOUNT. See definition of "Pro Rata Payment".

                  TITLED COLLATERAL. See Section 7.19.

                  TRADEMARK ASSIGNMENTS. The several Trademark Assignments, dated or to be dated on or prior to the First Amendment Effective Date, made by certain of the Borrowers in favor of the Administrative Agent. Trademark Assignments shall also include any Trademark Assignment entered into pursuant to a Joinder Agreement."

         2. AMENDMENTS TO SS.2.1. Section 2.1 of the Credit Agreement is hereby amended by (a) deleting the figure "$525,000,000" therein and replacing it with the figure "$450,000,000", and (b) inserting the following proviso immediately before the period in the first sentence thereof:

         "; PROVIDED FURTHER that, until delivery of financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in ss.9 hereof as amended, the outstanding amount of Revolving Credit Loans (after giving effect to all amounts requested), Swing Line Loans, unpaid Reimbursement Obligations and the Maximum Drawing Amount shall not exceed a maximum aggregate amount outstanding of (a) $346,000,000 at any time on or after the First Amendment Effective Date through March 31, 2001, (b) $378,000,000 at any time on or after April 1, 2001 through June 30, 2001, (c) $404,000,000 at any time on or after July 1, 2001 through September 29, 2001, (d) $365,000,000 at any time on or after September 30, 2001 through December 30, 2001, and (e) $364,000,000 at any time on or after December 31, 2001 through the date the Administrative Agent receives financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in ss.9 hereof (such borrowing limits collectively referred to as the "Revolver Caps"); PROVIDED FURTHER that the Commitment Fee shall be payable on the Total Commitment, regardless of any Revolver Cap. The Revolver Caps may only be waived or otherwise modified with the consent of the Required Revolving Credit Lenders."

         3. AMENDMENT TO SS.2.6(a). Section 2.6(a) of the Credit Agreement shall be revised by deleting the words "shall be given by the Borrowers" appearing in the second sentence thereof and by inserting the words "shall be signed by a Senior Executive Officer" in their place.

         4. AMENDMENT TO SS.2.8. Section 2.8 of the Credit Agreement is hereby amended by deleting the figure "$50,000,000" in clause (a) thereof and replacing it with the text "$10,000,000 (or such lesser amount as the Total Commitment may be as of such date)".

         5. AMENDMENTS TO SS.2.10. Section 2.10 of the Credit Agreement is hereby amended by:

         (a) amending and restating ss.ss.2.10(b) and (c) thereof as follows:

                  "(b) If at any time the ratio of (i) the sum of the Loans, unpaid Reimbursement Obligations and the Maximum Drawing Amount to (ii) Consolidated Tangible Assets exceeds the maximum permitted ratio set forth in ss.9.4, then the Borrowers shall, within three (3) Business Days of knowledge of such occurrence, pay the Dollar amount needed to eliminate such excess to the Administrative Agent for application first, to any Swing Line Loans (if applicable), second, to any unpaid Reimbursement Obligations, and third, to any Revolving Credit Loans, or if no Revolving Credit Loans shall be outstanding, to be held by the Administrative Agent as collateral security for the Reimbursement Obligations, provided, however, that if the amount of cash collateral held by the Administrative Agent pursuant to this ss.2.10(b), exceeds the amount of the Reimbursement Obligations required to be collateralized pursuant to this ss.2.10, the Administrative Agent shall return such excess to the Borrowers. Payment of such excess within the time period specified herein shall constitute a cure of any Default or Event of Default under ss.9.4 which was triggered by such excess, PROVIDED that no default exists under the Subordinated Debt.

                  (c) In connection with any Permitted Equipment Securitization, any Revolver Payment Amount required to be made by the Borrowers pursuant to ss.8.13(b) shall be applied by the Administrative Agent as set forth in ss.4A(d)."

and (b) adding the following new clause (e) in proper alphabetical order therein:

                  "(e) If at any time the aggregate balance of the Bank Accounts exceeds $5,000,000 (or would exceed $5,000,000 after giving effect to any requested borrowing) PLUS issued and outstanding checks in the ordinary course of business PLUS checks to be issued within five (5) Business Days for payroll and other employee benefit and tax obligations PLUS intercompany transfers consistent with past practices not to exceed $15,000,000 at any time for royalty payments among the Borrowers for a 24 hour period or less, then the Borrowers shall pay the Dollar amount needed to eliminate such excess to the Administrative Agent for application first, to any Swing Line Loans (if applicable), and second, to any unpaid Reimbursement Obligations, and third, to any Revolving Credit Loans."

         6. ADDITION OF SS.4A. The Credit Agreement is hereby amended by inserting the following new Section 4A therein in the appropriate numerical order:

                  "SS.4A.  MANDATORY REDUCTIONS.  Subject in all cases to ss.28:

                           (a) On December 31,  2001, the Borrowers shall prepay
                  the Term Loan in an amount equal to $53,700,000.

                           (b) In the event any Equity Offering occurs at any
                  time after the First Amendment Effective Date, the Borrowers shall make a Pro Rata Payment to the Lenders in accordance with ss.ss.4A(d) and (e) in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Offering.

                           (c) In the event any Subordinated Debt Offering
                  occurs at any time after the First Amendment Effective Date, the Borrowers shall make a Pro Rata Payment to the Lenders in accordance with ss.ss.4A(d) and (e) in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of the first $200,000,000 of such Subordinated Debt Offering(s).

                           (d) The Revolver Payment Amount shall be applied
                  first, to repay any outstanding Swing Line Loans, second, to repay unpaid Reimbursement Obligations, third, to repay outstanding Revolving Credit Loans, or if no Revolving Credit Loans shall be outstanding, to be held by the Administrative Agent as collateral security for the Reimbursement Obligations, PROVIDED, HOWEVER, that if the amount of cash collateral held by the Administrative Agent exceeds the amount of the Reimbursement Obligations, the Administrative Agent shall apply such excess amount to the outstanding amount of the Term Loan in accordance with the provisions set forth below. Each payment of any unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Revolving Credit Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Revolving Credit Lender's Revolving Credit Note with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, the Total Commitment shall be reduced by the Revolver Payment Amount, whereupon the Commitments of the Revolving Credit Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages or, as the case may be, terminated. The Administrative Agent will notify the Revolving Credit Lenders promptly after receiving any notice of the Borrowers delivered pursuant to this ss.2.2. No reduction or termination of the Commitments once made may be revoked; the portion of the Commitments reduced or terminated may not be reinstated; and amounts in respect of such reduced or terminated portion may not be reborrowed.

                           (e) The Term Payment Amount shall be allocated among
                  the Term Loan Lenders in accordance with each such Lender's Term Loan Percentage. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed. After the Term Loan has been repaid in full, any remaining amount of such payments will be applied to reduce the Total Commitment.

                           (f) In addition to the above, after payment of 50% of
                  Excess Cash Flow to the Term Lenders pursuant to ss.4.4.2(b), the Borrowers shall use the next 25% of Excess Cash Flow to make a Pro Rata Payment to the Lenders in accordance with ss.ss.4A(d) and (e).

                           (g) Any reduction, postponement, amendment, waiver or
                  other modification of (i) ss.ss.4A(a) and (e) shall require the written consent of the Borrowers and the written consent of fifty-one percent (51%) of the Term

                  Lenders, (ii) ss.ss.4A(b) - (c) and (f) shall require the written consent of the Borrowers and the written consent of the Majority Lenders, and (iii) ss.ss.4A(d) shall require the written consent of the Borrowers and the written consent of fifty-one percent (51%) of the Revolving Credit Lenders."

         7. AMENDMENTS TO SS.6.17. Section 6.17 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.6.17 PERFECTION OF SECURITY INTERESTS. Subject to ss.7.19 and except with respect to documents delivered to the Administrative Agent but not yet filed or recorded, all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable under applicable law to establish and perfect the Administrative Agent's security interest in the Collateral. Except for Permitted Liens, the Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers' rights in the Collateral are free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens."

         8. ADDITION OF SS.6.24. The Credit Agreement is hereby amended by adding the following new ss.6.24 in proper numerical order therein:

                  "SS.6.24 BANK ACCOUNTS. SCHEDULE 6.24, as the same shall be updated from time-to-time by Borrowers, sets forth the account numbers and location of all bank accounts, deposit accounts and investment accounts of Borrowers (collectively, the "Bank Accounts"). Except for
         (i) funds in restricted accounts consisting solely of tax accounts, escrow accounts, segregated payroll accounts and accounts maintained in connection with Employee Benefit Plans to the extent the funds in such accounts are used solely for such purposes (collectively, the "Restricted Accounts"), and (ii) unrestricted accounts with aggregate average daily cash balances not exceeding $500,000 (the "DeMinimis Accounts"), all other Bank Accounts are subject to an Agency Account Agreement."

         9. AMENDMENT TO SS.7.4. Section 7.4 of the Credit Agreement is hereby amended by inserting the following new clause (h) therein in the appropriate alphabetical order:

                  "(h) In addition to the reports and financial statements required pursuant to ss.7.4(a) through (g), as soon as practicable, and in any event, within 40 days after the end of each month, the unaudited consolidated balance sheets of the Parent as at the end of each month, and unaudited consolidated statements of income and cash flows of the Parent for the month then ended, each in reasonable detail, prepared in accordance with GAAP consistently applied except for provisions for footnotes and subject to normal year-end audit adjustments; and a Compliance Certificate certified by the CFO that the Borrowers are in compliance with the covenants contained in ss.9.6 hereof, as of the end of the applicable period and setting forth in reasonable detail computations evidencing such compliance. The reporting package delivered to the Administrative Agent shall include a management discussion and analysis addressed to the Lenders, including, but not limited to, presentation of regional information, utilization data and a discussion and comparison of the actual results with the Borrowers' projections."

         10. AMENDMENT TO SS.7.19. Section 7.19 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.7.19.  TITLE REGISTRATION, MORTGAGES.
                           (a) The Borrowers will cause: (i) all motor vehicles
                  and other certificated goods, now owned or hereafter acquired by any of the Borrowers, which, under applicable law, is required to be registered, to be properly registered in the name of the applicable Borrower; and (ii) all such Collateral which is not subject to any Permitted Lien, the ownership of which, under applicable law, is evidenced by a certificate of title ("Titled Collateral"), to be properly titled in the name of the applicable Borrower and will cause the lien of the Administrative Agent to be properly noted on the certificates of title issued with respect to such Titled Collateral (provided that unless requested by the Administrative Agent after occurrence of an Event of Default, notation of the lien of the Administrative Agent on certificates of title shall not be required with respect to any motor vehicles of a model year earlier than five (5) years prior to the then calendar year) and deliver such certificates of title to the Administrative Agent in accordance with the terms of the Security Agreement.

                           (b) The Borrowers shall deliver to the Administrative
                  Agent a fully executed mortgage or deed of trust over the Real Estate in form and substance reasonably satisfactory to the Administrative Agent, together with environmental site assessments conducted by environmental consultants acceptable to the Administrative Agent and title insurance policies, and other documents and certificates reasonably requested by the Administrative Agent to obtain a valid and enforceable first priority mortgage or deed of trust over such Real Estate, subject only to Permitted Liens."

         11. ADDITION OF SS.7.22. The Credit Agreement is hereby amended by deleting the existing ss.7.22 in its entirety and by adding the following new ss.7.22 in place thereof:

                  "SS.7.22. AGENCY ACCOUNT AGREEMENTS. Other than with respect to (a) Restricted Accounts and (b) DeMinimis Accounts, the Borrowers shall enter into and deliver to the Administrative Agent, and will maintain thereafter in effect and from time to time in effect an Agency Account Agreement on all other Bank Accounts, and shall take all such other steps as shall be reasonably necessary to grant to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in such accounts. The Borrowers shall maintain all Bank Accounts other than DeMinimis Accounts with a Lender."

         12. AMENDMENT TO SS.8.1. Section 8.1 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.8.1. RESTRICTIONS ON INDEBTEDNESS. The Borrowers shall not, nor permit any of their Subsidiaries to, become or be a guarantor or surety of, or otherwise create, incur, assume, or be or remain liable, contingently or otherwise, with respect to any Indebtedness, or become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services or otherwise) with respect to any undertaking or Indebtedness of any other Person, or incur any Indebtedness other than:

                           (a) Indebtedness to the Lenders, the Administrative
                  Agent and the Issuing Bank arising under this Credit Agreement or the other Loan Documents;

                           (b) incurrence of guaranty, suretyship or
                  indemnification obligations in connection with the Borrowers' performance of services for their respective customers in the ordinary course of their businesses;

                           (c) Indebtedness of one Borrower to another then
                  existing Borrower;

                           (d) (i) purchase money Indebtedness incurred in
                  connection with the acquisition of any real or personal property, (ii) Indebtedness of any Restricted Subsidiary acquired after the Closing Date (the "Acquired Subsidiary") originally incurred by the Acquired Subsidiary in connection with the lease or acquisition of property or fixed assets used in the business of the Acquired Subsidiary or with respect to industrial finance bonds issued to finance the purchase of such property or assets and existing on the date of acquisition of such Acquired Subsidiary; (iii) other unsecured Indebtedness of any Acquired Subsidiary existing on the date of acquisition of such Acquired Subsidiary; (iv) Indebtedness with respect to obligations under Capitalized Leases or sale and leaseback transactions (without duplication); (v) Indebtedness in respect of Synthetic Leases, (vi) Indebtedness (other than Subordinated Debt) incurred in connection with acquisitions after the date hereof of any equity interest in, or assets of any Person owing to the seller(s) of such equity interests or assets and; (vii) any guarantee or sale of recourse promissory notes by any of the Borrowers of Indebtedness of any Person incurred in connection with the purchase of equipment from the Borrowers, the Unrestricted Subsidiaries, or a manufacturer or supplier of such equipment, provided that the aggregate of all such guarantees of and sales by the Borrowers does not exceed $5,000,000, PROVIDED THAT (A) any such acquisitions are otherwise permitted pursuant to ss.8.4; (B) the aggregate amount of all Indebtedness under this subsection (d) shall not exceed $15,000,000 MINUS, without duplication, Operating Lease Obligations, and (C) the incurrence of any such Indebtedness would not otherwise create an Event of Default under ss.9;

                           (e) Subordinated Debt, provided such Indebtedness is
                  not amended or prepaid, except in accordance with Section 8.11, without the consent of the Majority Lenders, provided further that in the event that after the Closing Date any Restricted Subsidiary of the Parent guarantees any Subordinated Debt, the terms of such guaranty shall provide for the release of such guaranty upon the sale of stock or all or substantially all of the assets of such Restricted Subsidiary (even if such sale was made in a foreclosure) in substantially the same form of release provision as in the Senior

                  Subordinated Indenture and PROVIDED further that the Obligations hereunder shall be "senior debt";

                           (f) Indebtedness incurred in respect of Swap
                  Contracts;

                           (g) Indebtedness existing as of the First Amendment
                  Effective Date and listed and described on SCHEDULE 8.1 hereto

                           (h) Indebtedness of any Borrower incurred to
                  refinance or replace other Indebtedness permitted under this ss.8.1, PROVIDED THAT (i) the principal amount (or committed principal amount) of such refinancing Indebtedness shall not exceed the outstanding principal amount (or committed principal amount) of the Indebtedness being refinanced and
                  (ii) the terms of such refinancing Indebtedness are not more onerous in the aggregate to such Borrower than the terms of the Indebtedness being refinanced;

                           (i) unsecured guarantees of the Parent of any of the
                  Indebtedness  permitted in (b) through (h) above;

                           (j) Indebtedness of the ES SPV with respect to
                  Permitted Equipment Securitizations which Indebtedness shall be non-recourse to the Borrowers except as permitted in ss.8.1(l) hereof;

                           (k) other Indebtedness of any Unrestricted Subsidiary
                  which is non-recourse to the Borrowers (except that the capital stock of such Unrestricted Subsidiary may be pledged by the Borrowers to secure such Indebtedness of such Unrestricted Subsidiary);

                           (l) recourse Indebtedness of the Borrowers with
                  respect to (i) Reimbursement Obligations under the Equipment Securitization L/C, and (ii) lease payment obligations of the Borrowers to the ES SPV (and any guarantees by the Parent in respect thereof) arising in connection with Permitted Equipment Securitizations;

                           (m) Indebtedness with respect to the indemnification
                  of officers and directors of the Borrowers or any Subsidiary in the ordinary course of business; and

                           (n) contingent Indebtedness with respect to the
                  Series A Preferred Stock and the Series B Preferred Stock, provided that no Distribution shall be made with respect to such Indebtedness;

         provided that if the creation, incurrence, assumption or existence of any Indebtedness would constitute an Event of Default under, or be prohibited pursuant to the terms of, the then existing Subordinated Debt, then the creation, incurrence, assumption or existence of such Indebtedness shall not be permitted hereunder."

         13. AMENDMENTS TO SS.8.2. Section 8.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i) thereof; (b) deleting the period at the end of clause (j) thereof and replacing it with the text "; and"; and (c) adding the following new clause (k) in proper alphabetical order therein:

                  "(k) Liens granted by Borrowers with respect to Indebtedness in effect on the First Amendment Effective Date that is listed on
         SCHEDULE 8.1 hereto, to the extent that such Liens were Permitted Liens immediately prior to the First Amendment Effective Date."

         14. AMENDMENT TO SS.8.3. Section 8.3 of the Credit Agreement is hereby amended by deleting subsection (l) thereof and by deleting the amount "$5,000,000" appearing in subsection (k) and replacing it with "$3,000,000".

         15. AMENDMENT TO SS.8.4.1. Section 8.4.1 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.8.4.1. MERGERS AND ACQUISITIONS. The Borrowers will not effect any merger, amalgamation, consolidation, asset acquisition of a business or any division thereof or stock acquisition (other than Capital Expenditures permitted by ss.9.6) without the consent of the Majority Lenders except the merger, amalgamation or consolidation of, or asset or stock acquisitions between then existing Borrowers (provided that the Parent will be the survivor of any such transaction between the Parent and another Borrower)."

         16. AMENDMENT TO SS.8.4.2. Section 8.4.2 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.8.4.2. DISPOSITION OF ASSETS. The Borrowers will not effect any sale or disposition of assets (other than sales pursuant to a Permitted Equipment Securitization approved by the Majority Lenders in writing); unless (a) the Net Cash Proceeds of any such sale or disposition of Rental Equipment are applied to reduce the outstanding amount of Revolving Credit Loans; (b) at any time when the Net Cash Proceeds from sales of non-Rental Equipment not previously applied or set aside for application under this ss.8.4.2(b) exceeds $5,000,000, then all such excess Net Cash Proceeds shall be applied to make a Pro Rata Payment to the Lenders in accordance with ss.ss.4A(d) and (e); PROVIDED, however that such application shall be made when the aggregate amount of all such excess Net Cash Proceeds equals at least $5,000,000 and thereafter in increments of a minimum of $5,000,000; and
         (c) in connection with the substitution or exchange of Rental Equipment for Rental Equipment under Operating Leases, the relative values of the Rental Equipment being so substituted or exchanged are equal, the Rental Equipment received in such substitution or exchange is sold, and the Net Cash Proceeds of such sale are applied to reduce the outstanding amount of the Revolving Credit Loans. The Administrative Agent shall release its lien on the assets disposed of in accordance with this ss.8.4.2 and will deliver to the Borrowers such evidence of such release as the Borrowers may reasonably request."

         17. AMENDMENT TO SS.8.5. Section 8.5 of the Credit Agreement is hereby amended by deleting the reference to "ss.8.4.2(c)(ii)" appearing therein.

         18. AMENDMENT TO SS.8.6. Section 8.6 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.8.6 RESTRICTED DISTRIBUTIONS AND REDEMPTIONS. None of the Borrowers shall make Distributions nor repurchase shares of its capital stock. Notwithstanding the foregoing, any Borrower may make Distributions to the Parent. None of the Borrowers shall effect or permit any change in or amendment to any document or instrument pertaining to the terms of any Borrower's (other than the Parent's) capital stock that could adversely affect the rights of the Lenders and the Administrative Agent."

         19. AMENDMENT TO SS.8.9. Section 8.9 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.8.9 BUSINESS ACTIVITIES. The Borrowers will not engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by any Borrower on the Closing Date and in acquired businesses predominantly in the same lines of business as the Borrowers, or businesses reasonably related or incidental thereto."

         20. AMENDMENT TO SS.8.10. Section 8.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it in its entirety with the following new sentence: "Nothing in this ss.8.10 shall prohibit transactions permitted by ss.ss.8.1(c), 8.3(f), 8.4.2, 8.5, 8.6 and 8.13, sales or dispositions of assets pursuant to a Permitted Equipment Securitization (provided that Net Cash Proceeds of such sales or dispositions are applied in accordance with the applicable provisions of this Credit Agreement), or customary indemnification of officers and directors of the Borrowers."

         21. AMENDMENT TO SS.8.11. Section 8.11 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.8.11 SUBORDINATED DEBT. None of the Borrowers will amend, supplement or otherwise modify the terms of any of the Subordinated Debt (except that the Borrowers may (a) amend Seller Notes containing the Prior Exhibit G language to include the language from Exhibit G hereto, and (b) extend the maturity date of the $7,400,000 Seller Notes due October 1, 2001 to March 31, 2002 or later) without thirty (30) days prior written notice to the Administrative Agent and the Lenders of such change, and will not make any change which, in the opinion of the Administrative Agent, would be in any way materially adverse to the Lenders without the prior written consent of the Majority Lenders or prepay, redeem or repurchase any of the Subordinated Debt, except in accordance with this Section 8.11. At least four (4) Business Days prior to the making of any scheduled payment of principal on any of the Subordinated Debt, the Borrowers shall deliver to the Administrative Agent and the Lenders a Compliance Certificate demonstrating that on a pro forma basis after giving effect to the proposed payment and any borrowings needed to make such payment, AND any other Indebtedness incurred since the most recent Compliance Certificate delivered to the Administrative Agent, assuming such payment and borrowing had been incurred as of the last day of the prior fiscal quarter, the Borrowers are and shall continue to be in compliance with all of the covenants in ss.9 hereof as of such date of delivery of such Compliance Certificate, provided any pro forma compliance calculation to be made on or prior to September 30, 2001 shall be measured against the September 30, 2001 financial covenant levels. In the event that the Borrowers are unable to deliver such Compliance

         Certificate when required hereby or if the Compliance Certificate delivered does not demonstrate such compliance, the Borrowers shall prepay the Term Loan, at least three (3) Business Days prior to making any payment on any Subordinated Debt, in an amount sufficient to bring the Borrowers into pro forma compliance with the covenants in ss.9 of the Credit Agreement. Each such payment on the Term Loan shall be allocated in the manner set forth in ss.4.4.3 of this Credit Agreement. Notwithstanding anything herein to the contrary, in no case may the Borrowers make any payment of principal, interest, or other amounts owing with respect to the Subordinated Debt if an Event of Default under ss.13.1(a) or (b) exists or would be created by the making of such payment."

         22. AMENDMENT TO SS.8.13(b). Subsection (b) of Section 8.13 of the Credit Agreement is amended and restated as follows:

                  "(b) The Borrowers shall not enter into any Equipment Securitization Obligations and no equipment inventory or other assets of the Borrowers shall be transferred to or financed by the ES SPV without the prior consent of the Majority Lenders, and provided further that the Net Cash Proceeds of any Permitted Equipment Securitization or related asset sale or financing shall be applied as follows: (i) the first $100,000,000 of such proceeds shall be used to make a Pro Rata Payment to the Lenders in accordance with ss.4A (d) and (e) hereof, and
         (ii) the Reduction Amount shall be applied to reduce the Term Loan as set forth in ss.4.4.2(c)."

         23. ADDITION OF SS.8.14. The Credit Agreement is hereby amended by adding the following new ss.8.14:


                  "SS.8.14. OPERATING LEASES, ETC. The Operating Lease Obligations of the Borrowers shall not exceed $5,000,000 in the aggregate at any time."

         24. AMENDMENTS TO SS.9. Section 9 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.9. FINANCIAL COVENANTS. Each of the Borrowers covenants and agrees that, so long as any Loan, any Note, any Reimbursement Obligation or other Obligation is outstanding or the Lenders have any obligation to make Loans or participate in Loans or Letters of Credit, or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit hereunder:

                           SS.9.1. LEVERAGE RATIO. Commencing with the fiscal
                  quarter ending September 30, 2001, the ratio of (a) Funded Debt as at the end of any fiscal quarter to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date shall not exceed the ratio for the quarters ending on or within the respective periods set forth in the following table:

     Fiscal Quarters Ending:          Maximum Ratio:
------------------------------------------------------------
            9/30/01                        6.35:1
------------------------------------------------------------
            12/31/01                       5.00:1
------------------------------------------------------------
       3/31/02 - 9/30/02                   4.25:1
------------------------------------------------------------
       12/31/02 -9/30/03                   4.00:1
------------------------------------------------------------
            12/31/03                       3.75:1
------------------------------------------------------------
     3/31/04 and thereafter                3.50:1
------------------------------------------------------------

                           SS.9.2. SENIOR FUNDED DEBT TO EBITDA. Commencing with
                  the fiscal quarter ending September 30, 2001, the ratio of (a) Senior Funded Debt as at the end of any fiscal quarter to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date (the "Senior Debt Pricing Ratio") shall not exceed the ratio for the quarters ending on or within the respective periods set forth in the following table:


   Fiscal Quarters Ending:         Minimum Ratio:
--------------------------------------------------------
          9/30/01                      4.80:1
--------------------------------------------------------
          12/31/01                     3.75:1
--------------------------------------------------------
     3/31/02 - 9/30/03                 3.25:1
--------------------------------------------------------
  12/31/03 and thereafter              3.00:1
--------------------------------------------------------


                           SS.9.3 INTEREST COVERAGE RATIO. As of the end of any
                  fiscal quarter of the Borrowers commencing with the fiscal quarter ending March 31, 2001, the Borrowers will not permit the ratio (the "Interest Coverage Ratio") of (a) EBITDAR (without PRO FORMA adjustment for acquisitions) for the period of four (4) consecutive fiscal quarters ending on such date to
                  (b) the sum of Consolidated Total Interest Expense and Rental Expense for such period to be less than the ratio for the quarters ending on or within the respective periods set forth in the following table:

        Fiscal Quarters Ending                   Minimum Ratio
--------------------------------------- ---------------------------------
               3/31/01                               1.35:1
--------------------------------------- ---------------------------------
          6/30/01 - 9/30/01                          1.30:1
--------------------------------------- ---------------------------------
               12/31/01                              1.50:1
--------------------------------------- ---------------------------------
          3/31/02 - 12/31/02                         2.00:1
--------------------------------------- ---------------------------------
        3/31/03 and thereafter                       2.25:1
--------------------------------------- ---------------------------------

                           SS.9.4 SENIOR DEBT TO TANGIBLE ASSETS. The Borrowers
                  will not permit at any time the ratio of (a) the sum of the Loans, unpaid Reimbursement Obligations and the Maximum Drawing Amount to (b) Consolidated Tangible Assets to be greater than the ratio opposite such period set forth in the table below:

       Fiscal Quarters Ending                        Ratio
-------------------------------------- -----------------------------------
          3/31/01 - 9/30/01                          1.10:1
-------------------------------------- -----------------------------------
              12/31/01                               1.05:1
-------------------------------------- -----------------------------------
       3/31/02 and thereafter                        1.00:1
-------------------------------------- -----------------------------------

                           SS.9.5 CONSOLIDATED NET WORTH. The Borrowers will not
                  permit Consolidated Net Worth at any time to be less than $410,000,000 PLUS the sum of (i) 50% of positive Consolidated Net Income for each fiscal quarter, beginning with the fiscal quarter ended March 31, 2001, and (ii) 100% of the Net Cash Proceeds of any sale on or after the First Amendment Effective Date, of (A) equity securities issued by the Borrowers or (B) warrants or subscription rights for equity securities issued by the Borrowers.

                           SS.9.6. CAPITAL EXPENDITURES. (a) Capital
                  Expenditures for the fiscal quarters commencing with the fiscal quarter ending March 31, 2001 through the fiscal quarter ending December 31, 2001, shall not exceed the amounts for each category of equipment set forth opposite such period set forth in the following table:


    Quarter Ended         Rental Equipment      Non-Rental Equipment          Total              Cumulative
---------------------- ------------------------ ---------------------- ---------------------- --------------------
       3/31/01               $5,800,000             $2,700,000              $8,500,000            $8,500,000
---------------------- ------------------------ ---------------------- ---------------------- --------------------
       6/30/01              $11,400,000             $3,100,000             $14,500,000           $23,000,000
---------------------- ------------------------ ---------------------- ---------------------- --------------------
       9/30/01               $6,000,000             $1,200,000              $7,200,000           $30,200,000
---------------------- ------------------------ ---------------------- ---------------------- --------------------
      12/31/01               $4,900,000               $500,000              $5,400,000           $35,600,000
---------------------- ------------------------ ---------------------- ---------------------- --------------------
  Fiscal Year Ended
      12/31/01              $28,100,000             $7,500,000             $35,600,000           $35,600,000
---------------------- ------------------------ ---------------------- ---------------------- --------------------

                  PROVIDED that Capital Expenditures for new Lowe's Stores opened in 2001 shall not exceed $8,300,000. The Borrower may increase Capital Expenditures attributed to Rental Equipment in exchange for a 1:1 reduction in Capital Expenditures attributed to non-Rental Equipment. If during any of the first three quarters of the 2001 fiscal year, any permitted Capital Expenditures are not utilized, such unutilized amount may be utilized in the next succeeding quarter, PROVIDED HOWEVER, that, (i) such amount does not exceed the cumulative Capital Expenditures as set forth in the above table and (ii) annual Capital Expenditures for the fiscal year ending December 31, 2001 do not exceed $35,600,000, PROVIDED FURTHER, HOWEVER, that if the Borrowers extend the maturity date of at least fifty percent (50%) of the $7,400,000 Seller Notes due October 1, 2001 to March 31, 2002 or later, then the Capital Expenditures for the new Lowe's Stores opened in 2001 will be increased to $12,000,000, the annual Capital Expenditures permitted for the fiscal year ending December 31, 2001 will be increased to $39,300,000, and the numbers with respect to Capital Expenditures in the above table shall be adjusted accordingly by the Agents and the Borrowers to reflect such increases. Capital Expenditures for Rental Equipment for the fiscal year ending December 31, 2002 and each fiscal year thereafter shall not exceed $50,000,000 (or such other amount as agreed to by the Majority Lenders) and Capital Expenditures for non-Rental Equipment shall not exceed such amount as agreed to by the Majority Lenders.

                           (b) Notwithstanding the above, commencing with the
                  quarter ending March 31, 2001 and ending with the quarter ending December 31, 2001, the Borrowers shall not permit cumulative Capital Expenditures MINUS the sum of (i) the cumulative Net Cash Proceeds from sales of Rental Equipment after January 1, 2001, PLUS (ii) the cumulative Net Cash Proceeds from other asset sales up to an aggregate amount of $5,000,000, to be greater than zero; PROVIDED that, for purposes of this subsection (b), Capital Expenditures and Net Cash Proceeds will be determined on an accrual basis.

                           SS.9.7. MINIMUM CONSOLIDATED EBITDA. As of the end of
                  any fiscal quarter of the Borrowers commencing with the fiscal quarter ending March 31, 2001, the Borrowers will not permit EBITDA for such period and Cumulative EBITDA for the periods then ending to be less than the respective amounts set forth opposite such periods set forth in the following table:


               QUARTER ENDED             EBITDA               PERIOD ENDED               CUMULATIVE EBITDA
         ------------------------- -------------------- -------------------------- ---------------------------------
                 3/31/01               $23,000,000        3 month period ending             $ 23,000,000
                                                                 3/31/01
         ------------------------- -------------------- -------------------------- ---------------------------------
                 6/30/01               $45,000,000        6 month period ended              $ 70,000,000
                                                                 6/30/01
         ------------------------- -------------------- -------------------------- ---------------------------------
                 9/30/01               $63,000,000        9 month period ended              $135,000,000
                                                                 9/30/01
         ------------------------- -------------------- -------------------------- ---------------------------------

                 12/31/01              $60,000,000        12 month period ended             $200,000,000"
                                                                12/31/01
         ------------------------- -------------------- -------------------------- ---------------------------------

         25. AMENDMENT TO SS.12. Section 12 of the Credit Agreement is hereby amended and restated as follows:

                  "SS.12 COLLATERAL SECURITY. The Obligations shall be secured by (a) a perfected first priority security interest (except for assets subject to Basket Liens, other Permitted Liens entitled to priority under applicable law or other exclusions permitted pursuant to ss.7.19) in all assets of each Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Borrower is a party; and (b) a pledge of 100% of the capital stock or other equity interests of each Restricted Subsidiary of the Parent pursuant to the terms of the Pledge Agreements (provided that unless requested by the Administrative Agent, after occurrence of an Event of Default, notation of the Administrative Agent's lien on certificates of title shall not be required with respect to any motor vehicles of a model year earlier than five (5) years prior to the then calendar year). Notwithstanding anything herein to the contrary, (a) the Administrative Agent may release, and/or subordinate, the Administrative Agent's lien on certain Collateral if such Collateral is released or subordinated in connection with a Permitted Equipment Transfer, or is subject to a Permitted Equipment Securitization Lien; and (b) upon the consent of the Majority Lenders, the Borrowers shall be relieved of their duty to perfect the Administrative Agent's interest in Titled Collateral under ss.7.19 and this ss.12 to provide the Administrative Agent with a first priority security interest in all Titled Collateral."

         26. AMENDMENT TO SS.20. Section 20 of the Credit Agreement is hereby amended by deleting the words "Gene J. Ostrow, Executive Vice President, telephone number (954) 760-6550, fax number (954) 760-6585" as addressee in clause (a) thereof and replacing it with "Ezra Shashoua, Executive Vice President, telephone number (954) 760-6550, fax number (954) 759-6992" as addressee.

         27. AMENDMENT TOSS.21.2. Section 21.2 of the Credit Agreement is hereby amended by inserting the following text immediately before the comma at the end of clause (g) thereof: "so long as such Subsidiary or affiliate agrees to be bound by the provisions of this ss.21".

         28. AMENDMENTS TO SCHEDULES AND EXHIBITS. The Schedules and Exhibits of the Credit Agreement is hereby amended by (a) deleting the current Schedules 1,
6.14 and 8.1 and Exhibits D and F thereto and replacing them with the new Schedules 1, 6.14 and 8.1 and Exhibits D and F attached hereto; and (b) adding the new Schedule 6.24 attached hereto in proper numerical order therein.

         29. AMENDMENT TO SECTION 2.1(b) OF THE SECURITY AGREEMENT. Section 2.1(b) of the Security Agreement is hereby amended by inserting the following text immediately following the words "deposit accounts" appearing therein:

                  ", rights to proceeds of letters of credit".

         30. WAIVERS AND CONSENTS. Each of the Majority Lenders hereby (a) waives the Borrowers' compliance with the financial covenants set forth in ss.9 of the Credit Agreement for the fiscal period ending December 31, 2000, and (b) consents to the payment by the Borrowers of the $1,400,000 of Seller Notes due December 31, 2000.

         31. SUSPENSION OF SS.SS.2.2(c) AND 4.1(b) OF THE CREDIT AGREEMENT. Each of the undersigned hereby agrees that the provisions of ss.ss.2.2(c) and 4.1(b) shall be suspended until such time as the Majority Lenders agree to reinstate such provisions.

         32. AMENDMENT FEE. Upon the receipt by the Administrative Agent of counterparts of this Amendment executed by the Majority Lenders and the Borrowers, each Lender (a) which executed and delivered its signature pages and
(b) delivered its contact information form, to Bingham Dana, counsel to the Agents, by 5:00 p.m. Boston time on March 14, 2001 by facsimile (to be followed by originals), shall receive from the Parent an amendment fee payable to such Lender for its own account equal to 0.25% of such Lender's Commitment (as reduced hereby) and/or outstanding principal balance of its Term Loan, as applicable.

         33. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon:

         (a) the receipt by the Administrative Agent of counterparts of this Amendment executed by the Majority Lenders and the Borrowers;

         (b) the payment of all fees due to each Lender hereunder;

         (c) the execution and, subject to the requirements of ss.7.19 of the Credit Agreement, delivery of the First Amendment Ancillary Documents, PROVIDED that, (i) with respect to the certificates of title for the Titled Collateral, for any certificates of title which are required to be delivered and for which the Borrowers do not possess the original of, and for which the Borrowers have applied for a duplicate certificate of title and are diligently doing all things reasonably necessary in connection therewith, the Borrowers will deliver such duplicate certificates within five (5) days of receipt thereof, (ii) with respect to the Mortgages, the Borrowers will deliver mortgagee title insurance policies in form and substance acceptable to the Administrative Agent within sixty (60) days after the First Amendment Effective Date, and (iii) with respect to the Phase I environmental site assessments, the Borrowers will deliver the Phase I environmental site assessments for the Real Estate in Indiana within thirty (30) days after the First Amendment Effective Date;

         (d) the receipt by the Administrative Agent of officers' certificates for each of the Borrowers as to (i) incumbency, (ii) resolutions, and (iii) no change to organizational documents since last delivered to the Administrative Agent;

         (e) the receipt by the Administrative Agent of evidence of good standing for each Borrower in the relevant jurisdictions;

         (f) delivery of an opinion of Jones Day issued to the Agents and the Lenders in form and substance satisfactory to the Administrative Agent;

         (g) a certificate of the Borrowers that (i) taking into account this amendment no Default or Event of Default exists and (ii) except for the $1,400,000 of Seller Notes due December 31, 2000, there is no default of the Subordinated Debt, and except as disclosed in writing to the Lenders, there have been no modifications with respect to the terms of the Subordinated Debt; and

         (h) the receipt by the Administrative Agent of counterparts of the Post-Closing Agreement executed by the Parent.

         34. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lenders as follows:

                  34.1 The representations and warranties of such Borrower contained in the Credit Agreement, as amended hereby, the other Loan Documents, or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true when made and continue to be true on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the other Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties related solely and expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing;

                  34.2 The execution, delivery, and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower; (ii) have been duly authorized by all necessary corporate proceedings on the part of such Borrower; (iii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this

         Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity; (iv) do not conflict with or result in any breach or contravention of any provision of law, statute, rule, or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license, or permit applicable to such Borrower; (v) do not conflict with any provision of the corporate charter or bylaws of such Borrower; and (vi) do not conflict with any provision of any agreement or other instrument binding upon such Borrower in a manner which is reasonably likely to have a material adverse effect on the Borrowers taken as a whole; and

                  34.3 This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid, and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, provided that: (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         35. RATIFICATION. Each of the Borrowers hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each of the Credit Agreement and the other Loan Documents to which such Borrower is a party; each of the Borrower hereby adopts again, ratifies and confirms in all respects, as its own act and deed, the grant of a security interest under the Security Documents in all of the existing and after-acquired or arising goods, accounts, chattel paper, investment property, documents, instruments, general intangibles and other personal property assets in which any of the Borrower has ownership or other rights, together with any and all Uniform Commercial Code financing statements and other instruments or documents previously executed in connection therewith to create, evidence, perfect or preserve the priority of such security interest in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent. To the extent that it has not already done so, each Borrower hereby waives all suretyship defenses of whatsoever nature, whether arising out of the Administrative Agent's or any Lender's dealings with any other Borrower in respect of the Credit Agreement, any other Loan Document or otherwise.

         36. RELEASE. In order to induce the Agents and the Lenders to enter into this Amendment, each of the Borrowers acknowledges and agrees that: (a) none of the Borrowers has any claim or cause of action against the Agents or any Lender (or any of its respective directors, officers, employees or agents); (b) none of the Borrowers has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents or any Lender; and (c) each of the Agents and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Agent or any

Lender to any of the Borrowers, except the obligations to be performed by any Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrowers might otherwise have against any Agent, any Lender or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

         37. EXECUTION IN COUNTERPARTS; DELIVERY BY FACSIMILE. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date set forth above.

The Borrowers:

NationsRent, Inc.
NRGP, Inc.
Nationsrent USA, Inc.
Nationsrent West, Inc.
Nationsrent Transportation Services, Inc.
NR Delaware, Inc.
Logan Equipment Corp.
NR Dealer, Inc.
NR Franchise Company
BDK Equipment Company, Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------





NationsRent of Indiana, LP

By:      NRGP, Inc., its general partner



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------





NationsRent of Texas, LP

By:      NRGP, Inc., its general partner



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

The Lenders:

Fleet National Bank,
individually and as Administrative Agent

By:
         --------------------------------------------
         Timothy M. Laurion, Managing Director

Bankers Trust Company, individually and as Syndication Agent

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Bank Austria Creditanstalt Corporate Finance, Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Washington Mutual Bank, FA (f/k/a Bank United)



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Bay View Financial Corporation

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Citicorp Del-Lease, Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Credit Lyonnais New York Branch

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Dime Commercial Corp.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Erste Bank

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



The Fifth Third Bank, Central Ohio

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

First Bank Texas, N.a.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



General Electric Capital Corporation

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Hamilton Bank, N.a.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Huntington National Bank

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

LaSalle Bank National Association

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Bank One, N.A.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



The Bank of Nova Scotia

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



SunTrust Bank

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Union Bank of California, N.A.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Union Planters Bank

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Citizens Bank of Massachusetts as Successor to USTrust

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

First Source Financial LLP

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



First Union National Bank

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



First Dominion Funding I

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Franklin Floating Rate Trust

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Archimedes Funding, L.L.C.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Archimedes Funding II, Ltd

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Archimedes Funding III, L.L.C.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Merrill Lynch Senior Floating Rate Fund II, Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Merrill Lynch Senior Floating Rate Fund, Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Morgan Stanley Dean Witter Prime Income Trust

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Paribas Capital Funding LLC

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



The Prudential Insurance Company of America

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Allstate Life Insurance Co.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Great Point CLO 1999-1 Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Ares Leveraged Investment Fund, L.P.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Ares Leveraged Investment Fund II, L.P.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Ares III CLO LTD.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



NationsBank, N.A.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Indosuez Capital Funding IIA Limited

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Indosuez Capital Funding III Limited

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Indosuez Capital Funding IV LP

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Toronto Dominion (New York) Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Brant Point CBO 1999-1, Ltd.

By:  Sankaty Advisors, Inc., As Collateral Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Firstrust Bank

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Sequils - ING I (HBDGM), Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



STEIN ROE & FARNHAM CLO1 LTD.,
By Stein Roe & Farnham Incorporated, as
Portfolio Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



BNY Factoring LLC

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Simsbury CLO, LTD.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

First Dominion Funding III

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



SRF Trading, Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------


Swiss Life US Rainbow

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------


Longhorn CDO (Cayman) Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Van Kampen Prime Rate Income Trust
By: Van Kampen Investment Advisory Corp.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Van Kampen Senior Income Trust
By: Van Kampen Investment Advisory Corp.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Van Kampen CLO I, Limited
By: Van Kampen Management Inc.
as Collateral Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Van Kampen CLO II, Limited
By: Van Kampen Management Inc.
as Collateral Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Franklin Floating Rate Master Series

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Franklin CLO I, Limited

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

SEQUILS I, LTD
By: TCW Advisors, Inc. as its Collateral Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

SEQUILS IV, LTD
By: TCW Advisors, Inc. as its Collateral Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Captiva II Finance Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

BNP Paribas

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

National City

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------


RZB Finance LLC

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

KZH CYPRESSTREE-1, LLC

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

CYPRESSTREE INVESTMENT FUND, LLC
By: Cypress Investment Management Company, Inc.
its Managing Member

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

CYPRESSTREE INSTITUTIONAL FUND, LLC
By: Cypress Investment Management Company, Inc.
its Managing Member

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

NORTH AMERICA SENIOR FLOATING RATE FUND
By:  CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------



Amico CDO Series 2000-A

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Nuveen Senior Income Fund

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Flagship CLO 2000-1

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Nemean CLO Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Indosuez Capital Funding VI Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Morgan Guaranty Trust Company

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Senior Debt Portfolio

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Bank Montreal

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Merrill Lynch Senior Floating Rate Fund Inc.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

CypressTree Investment Partners I, Ltd.
By: CypressTree Investment Management Company, Inc.
as Portfolio Manager

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Ares IV CLO Ltd.

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------